UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21745

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Alan R. Dynner The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2005

Item 1. Reports to Stockholders

Annual Report December 31, 2005

EATON VANCE

TAX-MANAGED

GLOBAL

BUY-WRITE

OPPORTUNITIES

FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e. fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC")permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and it's underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2005

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Walter A. Row, CFA Eaton Vance Management

Thomas Seto Parametric Portfolio Associates LLC

David Stein, PhD Parametric Portfolio Associates LLC

Ronald M. Egalka Rampart Investment Management

The Fund

•                  We are pleased to welcome shareholders to Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund. Based on share price, the Fund had a total return of -7.62% for the period from inception on September 30, 2005, to December 31, 2005. This return resulted from a decrease in share price to $17.20 on December 31, 2005, from $19.10 (offering price of $20 per share, less all commissions)  on September 30, 2005, and the reinvestment of $0.450 in quarterly distributions.(1)

•                  Based on net asset value (NAV), the Fund had a total return of -0.04% for the period from inception on September 30, 2005, to December 31, 2005. That return was the result of a decrease in NAV per share to $18.61 on December 31, 2005, from $19.10 (offering price of $20.00 per share, less all commissions) on September 30, 2005, and the reinvestment of $0.450 in quarterly distributions.(1)

•                  For comparison, the CBOE S&P 500 BuyWrite Index – an unmanaged stock-plus-covered-call index created and maintained by the Chicago Board Options Exchange – had a return of -2.07% during the same period.(2) The S&P 500  Index – a broad-based, unmanaged, market index commonly used as a measure of overall U.S. stock market performance – had a total return of 2.08% during the same period.(2)

Management Discussion

•                  Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (the Fund) is a diversified, closed end investment company traded on the New York Stock Exchange under the symbol ETW. The Fund’s primary objective is to provide current income and gains, with a secondary objective of capital appreciation.  In pursuing these objectives, the Fund (1)  invests in a diversified portfolio of common stocks, a segment of which, 52.8% of total investments at December 31, 2005, holds stocks of U.S. issuers (the “U.S. Segment”), and another segment of which, 47.2% of total investments at December 31, 2005,  holds stocks of non-U.S. issuers (the “International Segment”), (2) sells on a continuous basis call options on broad-based domestic stock indices and call options on broad-based foreign country or regional stock indices, and (3) employs a number of tax-management strategies.

•                  The Fund’s initial three months of operations, ended December 31, 2005, were characterized by significant volatility in the market. Higher inflation, rising interest rates, surging oil prices and concern over a housing bubble pushed the market lower in October.  Against a backdrop of rising commodity prices, the Federal Reserve continued to increase its Federal Funds rate, a key short-term rate barometer. Despite these challenges, however, the market regained its footing in November and made up lost ground by year-end. At December 31, 2005, the Fund held a diversified portfolio representing the broad spectrum of the U.S. economy and investments in a wide range of foreign countries. Among the Fund’s common stock holdings, its largest sector weightings were information technology, financials, industrials and health care stocks.

•                  The Fund’s overall strategy is overseen by Eaton Vance. With the assistance of Eaton Vance research and analysis, Parametric Portfolio Associates structures and manages the Fund’s common stock

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The Fund has no current intention to utilize leverage, but may do so in the future through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted.

(1)          Share price and net asset value on September 30, 2005 are calculated assuming a purchase price of $20.00 less the sales load of $0.90 per share paid by the shareholder.

(2)          It is not possible to invest directly in an Index. The Indexes’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indexes.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

FUND PERFORMANCE

investments, including implementing tax-management strategies. Rampart Investment Management uses its option expertise and resources to implement continuous sales of index options. Generally, these sales and, to a lesser extent, common stock dividends, are the source for the Fund’s distributions. While the Fund is authorized to utilize leverage, it has no current intention to do so.

•                  The Fund’s index option strategy is designed to seek current earnings from option premiums. The Fund writes (sells) index call options on at least 80% of the value of U.S. Segment and at least 80% of the value of International Segment. As the seller of call options on the S&P 500 Index, the NASDAQ-100 Index and other foreign country or regional indexes, the Fund receives cash (premiums) from options purchasers, who then have the right to any appreciation in the value of the indexes over the exercise price as of a specified option valuation date. Writing covered call options involves a tradeoff between the options premiums received and reduced participation in potential stock price appreciation of the Fund’s portfolio of common stocks.

•                  Because taxes have a major impact on an investor’s after-tax returns, the Fund pursues a tax-managed investment strategy. The Fund employs a variety of techniques and strategies designed to seek favorable tax treatment. These strategies include harvesting capital losses that can be used to offset capital gains, allocating the Fund’s equity and options investments to a mix that management believes is advantageously taxed and managing the sale of appreciated stock positions so as to minimize short-term gains in excess of long-term capital losses.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover.  These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views.  These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Performance

Average Annual Total Returns (by share price, New York Stock Exchange)
Life of Fund (9/30/05)	-7.62%
Average Annual Total Returns (at net asset value)
Life of Fund (9/30/05)	-0.04%

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The Fund’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. The Fund has no current intention to utilize leverage, but may do so in the future through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted.

Sector Weightings (1)

(1)          As a percentage of the Fund’s total investments as of December 31, 2005.  Sector Weightings may not be representative of the Fund’s current or future investments and may change due to active management.

Ten Largest Holdings (2)

Microsoft Corp.	2.5%
BP PLC	1.8
Apple Computer, Inc.	1.7
Qualcomm, Inc.	1.6
Intel Corp.	1.6
HSBC Holdings PLC	1.5
Total SA	1.3
GlaxoSmithKline PLC	1.3
Amgen Inc.	1.2
General Electric Co.	1.2

(2)          As a percentage of net assets as of December 31, 2005. Ten Largest Holdings may not be representative of the Fund’s current or future investments and may change due to active management.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2005

PORTFOLIO OF INVESTMENTS

Common Stocks — 101.0%
Security	Shares	Value
Aerospace & Defense — 0.7%
BAE Systems PLC(1)	165,692	$1,086,786
European Aeronautic Defence and Space Co. NV(1)	25,155	945,155
General Dynamics Corp.	33,351	3,803,682
Lockheed Martin Corp.	48,765	3,102,917
Northrop Grumman Corp.	58,863	3,538,255
Raytheon Co.	14,083	565,432
		$13,042,227
Airlines — 0.1%
BAA PLC(1)	87,261	$938,954
Deutsche Lufthansa AG(1)	74,737	1,101,404
Japan Airlines Corp.(1)	335,000	910,638
		$2,950,996
Apparel — 0.1%
Onward Kashiyama Company, Ltd.(1)	24,000	$472,371
Teijin, Ltd.(1)	179,000	1,137,181
Toyobo Co., Ltd.(1)	298,000	998,757
Unitika, Ltd.(1)	158,000	323,376
		$2,931,685
Auto and Parts — 1.8%
Abertis Infraestructuras SA(1)	40,100	$1,005,892
Bridgestone Corp.(1)	72,000	1,499,637
Cooper Tire and Rubber Co.	33,444	512,362
DaimlerChrysler AG(1)	241,620	12,269,728
General Motors Corp.	80,500	1,563,310
Honda Motor Co., Ltd.(1)	63,000	3,633,025
Johnson Controls, Inc.	39,177	2,856,395
Mabuchi Motor Co., Ltd.(1)	7,700	426,436
Mitsubishi Motors Corp.(1)(2)	149,000	308,093
NGK Spark Plug Co., Ltd.(1)	25,000	541,723
Nissan Motor Co., Ltd.(1)	142,400	1,451,416
Scania AB(1)	30,275	1,093,788
Sumitomo Rubber Industries, Inc.(1)	25,000	356,272
Toyota Motor Corp.(1)	94,200	4,917,434
Volkswagen AG(1)	24,592	940,741
Volkswagen AG(1)	22,976	1,205,371
Yamaha Motor Co., Ltd.(1)	11,400	297,717
		$34,879,340

Security	Shares	Value
Beverages — 0.9%
Brown-Forman Corp., Class B	9,015	$624,920
Heineken NV(1)	31,553	996,857
Ito En, Ltd.(1)	8,300	497,666
Molson Coors Brewing Co., Class B	8,253	552,868
Pepsi Bottling Group, Inc.	19,042	544,792
PepsiCo, Inc.	140,963	8,328,094
Pernod-Ricard SA(1)	7,339	1,277,497
SABMiller PLC(1)	68,643	1,248,075
Sapporo Holdings, Ltd.(1)	173,000	966,885
Scottish & Newcastle PLC(1)	156,018	1,302,074
Takara Holdings, Inc.(1)	137,000	812,712
		$17,152,440
Biotechnology — 1.9%
Amgen, Inc.(2)	307,743	$24,268,613
Biogen Idec, Inc.(2)	204,749	9,281,272
Genzyme Corp.(2)	47,518	3,363,324
Regeneron Pharmaceuticals, Inc.(2)	61,851	986,523
		$37,899,732
Building and Construction — 0.6%
Autoroutes du Sud de la France(1)	18,998	$1,120,061
Bouygues SA(1)	28,071	1,366,845
D.R. Horton, Inc.	65,363	2,335,420
JS Group Corp.(1)	25,600	511,036
Kajima Corp.(1)	151,000	865,246
Makita Corp.(1)	21,000	514,955
Masco Corp.	17,357	524,008
Mitsui Engineer and Shipbuilding Co., Ltd.(1)	213,000	692,880
Nishimatsu Construction Co., Ltd.(1)	97,000	397,674
Sanwa Shutter Corp.(1)	78,000	479,594
Sekisui House, Ltd.(1)	174,000	2,183,671
Snap-On, Inc.	15,120	567,907
Tokyu Land Corp.(1)	44,000	439,156
		$11,998,453
Building Materials — 0.4%
Asahi Glass Co., Ltd.(1)	160,000	$2,059,686
Holcim, Ltd.(1)	14,620	992,279
Stanley Works	48,688	2,338,972
Sumitomo Osaka Cement Co., Ltd.(1)	337,000	985,069
Vulcan Materials Co.	7,353	498,166
Zeon Corp.(1)	25,000	331,501
		$7,205,673

See notes to financial statements

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Business Services — 1.1%
Adecco SA(1)	28,437	$1,306,445
Chiyoda Corp.(1)	72,000	1,648,456
Dai Nippon Printing Co., Ltd.(1)	98,000	1,742,102
Fluor Corp.	8,474	654,701
Half (Robert) International, Inc.	15,815	599,230
JGC Corp.(1)	64,000	1,218,014
Kanbay International, Inc.(2)	27,846	442,473
Lagardere S.C.A.(1)	13,101	1,003,488
Mitsui and Co., Ltd.(1)	196,000	2,516,314
Omnicom Group, Inc.	41,321	3,517,657
Resources Connection, Inc.(2)	44,239	1,152,868
SECOM Co., Ltd.(1)	74,500	3,898,718
Telefonica Publicidad E Informacion SA(1)	127,699	1,080,968
Toyota Tsusho Corp.(1)	19,000	430,278
		$21,211,712
Chemicals and Plastics — 1.3%
BASF AG(1)	126,532	$9,631,365
Bemis Co., Inc.	21,337	594,449
Clariant AG(1)(2)	66,018	968,667
Daicel Chemical Industries, Ltd.(1)	62,000	444,414
Dainippon Ink and Chemicals, Inc.(1)	120,000	521,131
Dow Chemical Co.	81,452	3,569,227
E.I. du Pont de Nemours and Co.	19,328	821,440
Eastman Chemical Co.	11,375	586,836
Ecolab, Inc.	16,822	610,134
Nippon Kayaku Co., Ltd.(1)	184,000	1,574,222
Nissan Chemical Industries, Ltd.(1)	91,000	1,291,262
Nitto Denko Corp.(1)	6,200	482,668
Pall Corp.	19,443	522,239
Rohm & Haas Co.	12,829	621,180
Shin-Etsu Chemical Co., Ltd.(1)	65,000	3,457,212
Sumitomo Bakelite Co., Ltd.(1)	39,000	320,983
		$26,017,429
Commercial Banks — 10.7%
ABN AMRO Holdings NV(1)	426,752	$11,100,354
Banca Intesa SPA(1)	295,707	1,457,866
Banco Popular Espanol SA(1)	100,451	1,220,736
Banco Santander Central Hispano SA(1)	1,280,098	16,817,790
Bank of America Corp.	352,190	16,253,568
Bank of Fukuoka, Ltd.(1)	34,000	291,197

Security	Shares	Value
Commercial Banks (continued)
Bank of New York Co., Inc.	134,492	$4,283,570
Bank of Yokohama, Ltd.(1)	118,000	965,084
Barclays PLC(1)	1,305,495	13,665,740
Comerica, Inc.	8,894	504,823
Commercial Capital Bancorp	30,478	521,783
Commerzbank AG(1)	48,772	1,492,479
Credit Agricole SA(1)	191,532	5,999,531
Credit Saison Co., Ltd.(1)	43,200	2,151,401
Danske Bank A/S(1)	182,133	6,393,093
DNB NOR ASA(1)	105,036	1,114,616
First Horizon National Corp.	14,106	542,235
Fortis(1)	230,383	7,319,127
HSBC Holdings PLC(1)	1,878,108	30,046,652
Huntington Bancshares, Inc.	22,759	540,526
Joyo Bank, Ltd.(1)	46,000	273,740
KeyCorp	16,538	544,596
Lloyds TSB Group PLC(1)	965,946	8,070,495
Marshall & Ilsley Corp.	36,714	1,580,171
Mitsui Trust Holdings, Inc.(1)	59,000	710,065
Mizuho Trust & Banking Co., Ltd.(1)	155,000	525,399
National City Corp.	168,516	5,657,082
Nishi-Nippon City Bank, Ltd.(1)	43,000	255,432
North Fork Bancorp, Inc.	157,976	4,322,223
PFF Bancorp, Inc.	10,865	331,600
Placer Sierra Bancshares	7,177	198,875
Regions Financial Corp.	16,786	573,410
Royal Bank of Scotland Group PLC(1)	459,741	13,843,535
Sanpaolo IMI SPA(1)	389,520	6,074,526
Skandinaviska Enskilda Banken AB(1)	74,044	1,521,489
Societe Generale(1)	102,929	12,602,812
Sterling Bancorp	25,916	511,323
Sumitomo Mitsui Financial Group, Inc.(1)	105	1,108,364
Sumitomo Trust and Banking Co., Ltd.(1)	191,000	1,945,951
Svenska Handelsbanken AB(1)	60,772	1,503,527
Synovus Financial Corp.	19,321	521,860
UBS AG(1)	205,567	19,481,482
UnicCredito Italiano SPA(1)	231,650	1,582,589
W Holding Co., Inc.	55,109	453,547
Wells Fargo & Co.	52,300	3,286,009
		$210,162,273

See notes to financial statements

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Commercial Services & Supplies — 1.0%
Alliance Data Systems Corp.(2)	12,680	$451,408
Avery Dennison Corp.	10,114	559,001
Cendant Corp.	127,635	2,201,704
Cintas Corp.	136,477	5,620,123
Moody's Corp.	59,015	3,624,701
Pitney Bowes, Inc.	125,630	5,307,867
SGS SA(1)	1,294	1,087,619
Waste Management, Inc.	18,690	567,241
Xerox Corp.(2)	38,686	566,750
		$19,986,414
Communications Equipment — 3.9%
Cisco Systems, Inc.(2)	1,277,165	$21,865,065
Corning, Inc.(2)	179,244	3,523,937
KDDI Corp.(1)	686	3,968,165
Motorola, Inc.	149,639	3,380,345
QUALCOMM, Inc.	729,121	31,410,533
Research in Motion, Ltd.(1)(2)	52,753	3,482,226
Scientific-Atlanta, Inc.	14,805	637,651
Telefonaktiebolaget LM Ericsson(1)	2,407,117	8,278,985
		$76,546,907
Computer Software — 4.7%
Autodesk, Inc.	101,343	$4,352,682
BMC Software, Inc.(2)	26,642	545,895
Computer Associates International, Inc.	43,249	1,219,189
Compuware Corp.(2)	58,560	525,283
Diebold, Inc.	42,647	1,620,586
Electronic Arts, Inc.(2)	118,496	6,198,526
Intellisync Corp.(2)	551,909	2,847,850
Microsoft Corp.	1,883,000	49,240,450
Nomura Research Institute, Ltd.(1)	2,800	342,061
Oracle Corp.(2)	1,208,900	14,760,669
Oracle Corp.(1)	10,800	535,148
Symantec Corp.(2)	598,288	10,470,040
		$92,658,379
Computers & Peripherals — 4.5%
Apple Computer, Inc.(2)	459,775	$33,053,225
Canon, Inc.(1)	74,700	4,381,370
CSK Holdings Corp.(1)	60,600	3,025,068
Dell, Inc.(2)	368,613	11,054,704

Security	Shares	Value
Computers & Peripherals (continued)
EMC Corp.(2)	279,905	$3,812,306
Fujitsu Ltd.(1)	200,000	1,518,977
Hewlett-Packard Co.	207,871	5,951,347
International Business Machines Corp.	153,614	12,627,071
McDATA Corp., Class A(2)	101,887	387,171
NCR Corp.(2)	39,347	1,335,437
NTT Data Corp.(1)	706	3,502,237
NVIDIA Corp.(2)	17,074	624,225
Palm, Inc.(2)	27,497	874,405
Rockwell Automation, Inc.	9,986	590,772
TDK Corp.(1)	72,500	5,141,994
		$87,880,309
Consumer Products — 0.5%
Unilever NV(1)	154,413	$10,523,216
		$10,523,216
Containers and Glass Products — 0.0%
Toyo Seikan Kaisha, Ltd.(1)	51,400	$837,601
		$837,601
Distributors — 0.1%
Genuine Parts Co.	12,278	$539,250
WW Grainger, Inc.	8,452	600,937
		$1,140,187
Diversified Telecommunication Services — 5.3%
AT&T Corp.	146,652	$3,591,507
Belgacom SA(1)	31,709	1,031,291
Citizens Communications Co.	465,146	5,688,736
Deutsche Telekom AG(1)	728,130	12,077,901
France Telecom SA(1)	266,091	6,586,852
Kudelski SA(1)(2)	30,986	917,945
Nokia Oyj(1)	687,261	12,557,501
NTT DoCoMo, Inc.(1)	313	476,287
Qwest Communications International, Inc.(2)	313,368	1,770,529
Sprint Nextel Corp.	275,590	6,437,782
Telecom Italia SPA(1)	2,253,993	5,572,444
Telefonica SA(1)	936,051	14,018,543
Verizon Communications, Inc.	323,344	9,739,121
Vodafone Group PLC(1)	10,840,819	23,278,032
		$103,744,471

See notes to financial statements

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Electrical Equipment — 1.4%
Emerson Electric Co.	97,955	$7,317,238
Fujikura, Ltd.(1)	106,000	857,825
Furukawa Electric Co., Ltd.(1)(2)	87,000	681,465
Pioneer Corp.(1)	89,500	1,238,136
Sharp Corp.(1)	86,000	1,307,470
Siemens AG(1)	175,433	14,961,219
Stanley Electric Co.,Ltd.(1)	17,200	279,335
Ushio, Inc.(1)	12,300	287,162
		$26,929,850
Electronic Equipment & Instruments — 2.1%
Advantest Corp.(1)	67,800	$6,844,694
Agilent Technologies, Inc.(2)	73,937	2,461,363
Alps Electric Co., Ltd.(1)	81,000	1,130,856
Amano Corp.(1)	26,000	494,221
Ameren Corp.	89,366	4,579,114
Anritsu Corp.(1)	49,000	278,596
Applera Corp.-Applied Biosystems Group	50,825	1,349,912
Cymer, Inc.(2)	16,861	598,734
Fanuc, Ltd.(1)	73,900	6,272,057
Fisher Scientific International, Inc.(2)	27,318	1,689,891
Hoya Corp.(1)	11,700	420,204
Immucor, Inc.(2)	38,757	905,364
Kyocera Corp.(1)	78,800	5,756,642
Matsushita Electric Industrial Co., Ltd.(1)	82,000	1,579,157
Minebea Co., Ltd.(1)	226,000	1,208,599
Murata Manufacturing Co., Ltd.(1)	6,400	410,627
Nikon Corp.(1)	86,000	1,356,287
Omron Corp.(1)	11,800	272,278
PerkinElmer, Inc.	27,425	646,133
Thomson(1)	60,564	1,263,956
Toshiba Corp.(1)	210,000	1,253,989
		$40,772,674
Entertainment — 0.3%
Carnival Corp.	103,203	$5,518,264
		$5,518,264
Financial Services — 3.3%
ABB Ltd.(1)(2)	137,391	$1,332,313
Charles Schwab Corp.	43,252	634,507
CIT Group Inc.	12,698	657,502

Security	Shares	Value
Financial Services (continued)
Citigroup, Inc.	379,082	$18,396,849
COMSYS Holdings Corp.(1)	93,000	1,328,611
Countrywide Financial Corp.	19,114	653,508
Daiwa Securities Group, Inc.(1)	160,000	1,811,695
Deutsche Boerse AG(1)	14,893	1,517,650
E*Trade Financial Corp.(2)	31,960	666,686
Equifax, Inc.	15,217	578,550
Fannie Mae	118,647	5,791,160
Federated Investors, Inc.	15,936	590,269
Franklin Resources, Inc.	66,123	6,216,223
H&R Block, Inc.	190,927	4,687,258
JPMorgan Chase & Co.	124,642	4,947,041
Man Group PLC(1)	47,517	1,558,121
Matsui Securities Co., Ltd.(1)	25,600	354,862
Mediobanca SPA(1)	55,007	1,046,348
Merrill Lynch & Co., Inc.	85,000	5,757,050
MoneyGram International, Inc.	25,276	659,198
Morgan Stanley	11,743	666,298
Nikko Cordial Corp.(1)	125,500	1,995,144
Nomura Holdings, Inc.(1)	69,300	1,332,933
T. Rowe Price Group, Inc.	9,087	654,537
UFJ NICOS Co., Ltd.(1)	59,000	739,152
		$64,573,465
Food-Wholesale / Distribution — 1.4%
Campbell Soup Co.	17,968	$534,907
ConAgra Foods, Inc.	77,043	1,562,432
H.J. Heinz Co.	14,987	505,362
Hershey Co.	9,378	518,134
Kellogg Co.	11,886	513,713
Meiji Seika Kaisha, Ltd.(1)	266,000	1,412,365
Nestle SA(1)	69,269	20,625,188
Nissin Food Products Co., Ltd.(1)	16,200	467,011
Royal Numico NV(1)	25,412	1,050,058
Sara Lee Corp.	32,588	615,913
		$27,805,083
Health Services — 1.9%
Coventry Health Care, Inc.(2)	42,975	$2,447,856
Genesis HealthCare Corp.(2)	19,809	723,425
Gilead Sciences, Inc.(2)	174,490	9,183,409
HCA, Inc.	94,003	4,747,151

See notes to financial statements

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Health Services (continued)
Health Management Associates, Inc., Class A	24,182	$531,037
Hospira, Inc.(2)	13,029	557,381
Humana, Inc.(2)	35,364	1,921,326
IMS Health, Inc.	20,213	503,708
Laboratory Corporation of America Holdings(2)	58,414	3,145,594
Manor Care, Inc.	42,178	1,677,419
McKesson Corp.	125,474	6,473,204
Monsanto Co.	52,707	4,086,374
Quest Diagnostics, Inc.	22,456	1,156,035
St. Jude Medical, Inc.(2)	13,530	679,206
		$37,833,125
Household Durables — 0.1%
Hitachi Cable, Ltd.(1)	103,000	$482,866
Whirlpool Corp.	7,584	635,236
		$1,118,102
Household Products — 0.1%
Electrolux AB(1)	57,855	$1,502,267
		$1,502,267
Industrial Conglomerates — 3.2%
3M Co.	81,121	$6,286,877
Altria Group, Inc.	127,887	9,555,717
Cooper Industries, Ltd., Class A(1)	41,187	3,006,651
Danaher Corp.	34,126	1,903,548
Eaton Corp.	46,216	3,100,631
General Electric Co.	673,171	23,594,644
Honeywell International, Inc.	152,231	5,670,605
Kawasaki Heavy Industries, Ltd.(1)	209,000	765,106
Parker Hannifin Corp.	8,874	585,329
Reynolds American, Inc.	45,902	4,375,838
Tyco International, Ltd.(1)	150,105	4,332,030
		$63,176,976
Insurance — 4.5%
AFLAC, Inc.	68,355	$3,173,039
Alleanza Asicurazioni SPA(1)	106,954	1,318,097
Allstate Corp.	134,987	7,298,747
American International Group, Inc.	113,757	7,761,640
AON Corp.	16,722	601,156
AXA SA(1)	431,704	13,890,548

Security	Shares	Value
Insurance (continued)
Cincinnati Financial Corp.	12,917	$577,132
CNP Assurances(1)	12,081	948,801
Corp Mapfre SA(1)	57,337	942,681
Friends Provident PLC(1)	352,564	1,146,242
ING Groep NV(1)	459,254	15,873,035
Jefferson-Pilot Corp.	10,475	596,342
Lincoln National Corp.	10,220	541,967
Marsh & McLennan Cos., Inc.	83,242	2,643,766
Muenchener Rueckversicherungs AG(1)	71,271	9,626,293
Prudential Financial, Inc.	55,210	4,040,820
Prudential PLC(1)	787,369	7,441,660
Skanida Forsakrings AB(1)	259,700	1,553,772
Sompo Japan Insurance, Inc.(1)	91,000	1,231,616
Storebrand ASA(1)	143,215	1,231,170
T & D Holdings, Inc.(1)	17,500	1,160,991
XL Capital Ltd., Class A	59,414	4,003,315
		$87,602,830
Internet Services — 3.6%
CheckFree Corp.(2)	66,718	$3,062,356
eAccess, Ltd.(1)	440	310,271
eBay, Inc.(2)	417,326	18,049,349
Electronic Data Systems Corp.	26,776	643,695
Emdeon Corp.(2)	104,294	882,327
Google, Inc., Class A(2)	33,000	13,690,380
IAC/InterActiveCorp(2)	273,397	7,739,869
Softbank Corp.(1)	203,400	8,583,556
Trend Micro, Inc.(1)(2)	70,000	2,656,917
Yahoo!, Inc.(2)	390,180	15,287,252
		$70,905,972
Leisure Equipment & Products — 0.3%
Eastman Kodak Co.	20,370	$476,658
Hasbro Inc.	26,234	529,402
Konami Corp.(1)	88,000	1,934,710
Mattel, Inc.	31,709	501,636
Namco Bandai Holdings, Inc.(1)(2)	22,900	334,488
Nintendo Co., Ltd.(1)	4,100	496,055
Sankyo Co., Ltd.(1)	5,300	306,530
Sega Sammy Holdings, Inc.(1)	12,000	401,838
		$4,981,317

See notes to financial statements

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Lodging and Casinos — 0.6%
Accor SA(1)	26,214	$1,436,245
Harrah's Entertainment, Inc.	90,811	6,473,916
International Game Technology	19,378	596,455
Starwood Hotels & Resorts Worldwide, Inc.	54,114	3,455,720
		$11,962,336
Machinery — 0.8%
Amada Co., Ltd.(1)	39,000	$343,249
Deere & Co.	93,444	6,364,471
Dover Corp.	13,219	535,237
Ebara Corp.(1)	366,000	1,973,909
Fuji Electric Holdings Co., Ltd.(1)	262,000	1,385,586
Illinois Tool Works, Inc.	6,641	584,342
Komatsu, Ltd.(1)	93,000	1,536,099
NSK, Ltd.(1)	228,000	1,558,070
Schneider Electric SA(1)	12,737	1,131,638
Toyota Industries Corp.(1)	9,000	322,857
		$15,735,458
Media — 1.6%
CBS Corp.(2)	174,526	$5,689,548
Comcast Corp., Class A(2)	350,863	9,108,403
EchoStar Communications Corp., Class A(2)	32,305	877,727
Fuji Television Network, Inc.(1)	216	541,408
McGraw-Hill Cos., Inc.	52,849	2,728,594
Mediaset SPA(1)	100,838	1,065,939
Meredith Corp.	10,553	552,344
Univision Communications, Inc., Class A(2)	42,797	1,257,804
Walt Disney Co.	224,507	5,381,433
XM Satellite Radio Holdings, Inc., Class A(2)	169,572	4,625,924
		$31,829,124
Medical Products — 1.3%
Becton, Dickinson and Co.	9,970	$598,998
C.R. Bard, Inc.	7,942	523,537
Celgene Corp.(2)	86,576	5,610,125
Guidant Corp.	18,665	1,208,559
Johnson & Johnson Co.	144,723	8,697,852
Medtronic, Inc.	134,465	7,741,150
Terumo Corp.(1)	48,700	1,441,542
		$25,821,763

Security	Shares	Value
Metals-Industrial — 1.8%
Alcan, Inc.(1)	41,646	$1,705,404
Alcoa, Inc.	49,548	1,465,134
Anglo American PLC(1)	207,556	7,065,714
Arcelor(1)	58,395	1,440,838
Dowa Mining Co., Ltd.(1)	146,000	1,581,411
Freeport-McMoRan Copper & Gold, Inc., Class B	72,782	3,915,672
Nucor Corp.	38,985	2,601,079
Rio Tinto PLC(1)	269,764	12,301,610
Sumitomo Metal Industries, Ltd.(1)	415,000	1,588,503
Toho Zinc Co., Ltd.(1)	247,000	1,932,630
		$35,597,995
Motorcycle Manufacturing — 0.1%
Harley-Davidson, Inc.	24,652	$1,269,331
		$1,269,331
Oil and Gas — 7.7%
Air Products and Chemicals, Inc.	9,559	$565,797
BOC Group PLC(1)	53,805	1,107,479
BP PLC(1)	3,354,247	35,836,900
Centrica PLC(1)	281,371	1,230,104
Chevron Corp.	90,016	5,110,208
ConocoPhillips	121,753	7,083,590
ENI SPA(1)	515,272	14,345,081
Exxon Mobil Corp.	386,451	21,706,953
Royal Dutch Shell PLC, Class A(1)	629,338	19,165,986
Royal Dutch Shell PLC, Class B(1)	451,237	14,426,816
Showa Shell Sekiyu KK(1)	202,700	2,416,912
Sunoco, Inc.	15,302	1,199,371
Taiyo Nippon Sanso Corp.(1)	72,000	481,262
Total SA(1)	106,101	26,657,719
		$151,334,178
Oil and Gas-Equipment and Services — 0.7%
BJ Services Co.	14,856	$544,770
El Paso Corp.	56,715	689,654
Gas Natural SDG SA(1)	45,614	1,275,052
National-Oilwell Varco, Inc.(2)	7,944	498,089
Noble Corp.	57,947	4,087,581
TonenGeneral Sekiyu KK(1)	42,000	450,366
Transocean, Inc.(2)	56,851	3,961,946
Williams Cos., Inc.	128,181	2,969,954
		$14,477,412

See notes to financial statements

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Oil and Gas-Exploration and Production — 0.6%
Burlington Resources, Inc.	53,004	$4,568,945
EnCana Corp.(1)	13,766	621,673
Halliburton Co.	75,072	4,651,461
Murphy Oil Corp.	10,642	574,562
Parallel Petroleum Corp.(2)	49,481	841,672
XTO Energy, Inc.	12,033	528,730
		$11,787,043
Paper and Forest Products — 0.3%
International Paper Co.	50,046	$1,682,046
MeadWestvaco Corp.	40,062	1,122,938
Nippon Paper Group, Inc.(1)	196	782,562
OJI Paper Co., Ltd.(1)	176,000	1,037,996
Temple-Inland, Inc.	28,051	1,258,087
		$5,883,629
Personal Products — 1.2%
Alberto-Culver Co.	11,849	$542,092
Beiersdorf AG(1)	10,729	1,315,741
Fortune Brands, Inc.	36,182	2,822,920
Henkel KGaA(1)	10,810	1,082,350
Kao Corp.(1)	128,000	3,425,221
Oriflame Cosmetics SA(1)	40,069	1,152,957
Procter & Gamble Co.	196,035	11,346,506
Shiseido Co., Ltd.(1)	140,000	2,602,623
		$24,290,410
Pharmaceuticals — 7.2%
Abbott Laboratories	212,635	$8,384,198
Astellas Pharma, Inc.(1)	69,300	2,706,154
AstraZeneca PLC(1)	210,369	10,202,764
Bristol-Myers Squibb Co.	330,336	7,591,121
Caremark Rx, Inc.(2)	39,458	2,043,530
Chugai Pharmaceuticals Co., Ltd.(1)	83,700	1,799,458
Eisai Co., Ltd.(1)	86,600	3,644,674
GlaxoSmithKline PLC(1)	1,021,530	25,731,895
Merck & Co., Inc.	314,000	9,988,340
Novartis AG(1)	304,762	15,937,471
Pfizer, Inc.	601,447	14,025,744
Roche Holding AG(1)	118,140	17,661,515
Sanofi-Synthelabo SA(1)	182,346	15,905,327
Santen Pharmaceutical Co., Ltd.(1)	18,900	523,836

Security	Shares	Value
Pharmaceuticals (continued)
Takeda Pharmaceutical Co., Ltd.(1)	81,900	$4,434,091
Tanabe Seiyaku Co., Ltd.(1)	28,000	271,439
		$140,851,557
Publishing — 0.7%
Dow Jones & Co., Inc.	55,771	$1,979,313
Fuji Photo Film Co., Ltd.(1)	46,800	1,549,958
Gannett Co., Inc.	54,966	3,329,291
Olympus Corp.(1)	64,000	1,679,283
R.R. Donnelley & Sons Co.	73,912	2,528,530
Toppan Printing Co., Ltd.(1)	186,000	2,165,430
		$13,231,805
REITs — 0.5%
Apartment Investment and Management Co., Class A	42,450	$1,607,581
Archstone-Smith Trust	13,432	562,666
Daito Trust Construction Co., Ltd.(1)	9,200	474,502
Heiwa Real Estate Co., Ltd.(1)	231,000	1,903,301
Japan Real Estate Investment Corp.(1)	50	411,360
Japan Retail Fund Investment Corp.(1)	50	387,492
Nippon Building Fund, Inc.(1)	56	470,757
NTT Urban Development Corp.(1)	83	549,331
Simon Property Group, Inc.	35,779	2,741,745
Sumitomo Realty & Development Co., Ltd.(1)	72,000	1,562,538
		$10,671,273
Restaurants — 0.8%
Darden Restaurants, Inc.	17,198	$668,658
Starbucks Corp.(2)	334,484	10,037,865
Wendy's International, Inc.	23,698	1,309,551
Yum! Brands, Inc.	78,857	3,696,816
		$15,712,890
Retail-Food and Drug — 1.0%
Boots Group PLC(1)	98,271	$1,015,884
Circle K Sunkus Co., Ltd.(1)	16,500	418,626
CVS Corp.	208,079	5,497,447
Familymart Co., Ltd.(1)	10,600	357,908
Koninklijke Ahold NV(1)(2)	172,621	1,290,850
Lawson, Inc.(1)	10,800	444,587
Matsumotokiyoshi Co., Ltd.(1)	9,200	291,630
Metro AG(1)	26,377	1,266,228

See notes to financial statements

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Retail-Food and Drug (continued)
Morinaga & Co., Ltd.(1)	501,000	$1,562,422
Skylark Co., Ltd.(1)	17,400	277,045
SUPERVALU, Inc.	17,345	563,366
Sysco Corp.	100,301	3,114,346
Walgreen Co.	92,732	4,104,318
		$20,204,657
Retail-General — 1.9%
Dollar General Corp.	151,116	$2,881,782
Federated Department Stores, Inc.	75,974	5,039,355
GUS PLC(1)	65,895	1,167,822
Hankyu Department Stores(1)	42,000	365,462
J.C. Penney Company, Inc.	10,989	610,988
Nordstrom, Inc.	42,995	1,608,013
PPR SA(1)	12,595	1,413,570
Ryohin Keikaku Co., Ltd.(1)	4,900	428,307
Sears Holdings Corp.(2)	62,826	7,258,288
Seven and I Holdings Co., Ltd.(1)(2)	98,900	4,231,509
TJX Companies, Inc.	25,596	594,595
UNY Co., Ltd.(1)	21,000	330,836
Wal-Mart Stores, Inc.	257,716	12,061,109
		$37,991,636
Retail-Specialty and Apparel — 1.9%
Abercrombie & Fitch Co., Class A	46,375	$3,022,722
Aoyama Trading Co., Ltd.(1)	9,600	324,097
Bed Bath and Beyond, Inc.(2)	167,745	6,063,982
Best Buy Co., Inc.	57,465	2,498,578
Big 5 Sporting Goods Corp.	22,809	499,289
Burberry Group PLC(1)	23,370	172,086
Coach, Inc.(2)	37,247	1,241,815
Compagnie Financiere Richemont AG, Class A(1)	33,833	1,468,509
Fast Retailing Co., Ltd.(1)	71,300	6,972,050
Finish Line, Inc.	25,862	450,516
Inditex SA(1)	44,192	1,438,437
Kingfisher PLC(1)	273,959	1,114,779
Nike, Inc., Class B	72,969	6,332,979
Office Depot, Inc.(2)	17,560	551,384
Shimamura Co., Ltd.(1)	2,800	386,610
Sony Corp.(1)	63,300	2,581,348
Swatch Group AG, Class B(1)	7,216	1,068,214
Tiffany & Co.	13,839	529,895
		$36,717,290

Security	Shares	Value
Semiconductors & Semiconductor Equipment — 4.3%
Analog Devices, Inc.	33,409	$1,198,381
Applied Materials, Inc.	498,564	8,944,238
Atheros Communications, Inc.(2)	55,283	718,679
Intel Corp.	1,233,219	30,781,146
KLA-Tencor Corp.	154,838	7,638,159
LSI Logic Corp.(2)	56,168	449,344
Marvell Technology Group, Ltd.(1)(2)	123,910	6,950,112
Maxim Integrated Products, Inc.	243,480	8,823,715
Microchip Technology, Inc.	191,324	6,151,067
ROHM Co., Ltd.(1)	2,700	294,933
STMicroelectronics N.V.(1)	144,552	2,601,936
Taiwan Semiconductor Manufacturing Co., Ltd. ADR(1)	328,586	3,256,287
Teradyne, Inc.(2)	33,940	494,506
Tessera Technologies, Inc.(2)	26,615	687,998
Tokyo Electron, Ltd.(1)	73,300	4,600,486
Unaxis Holding AG(1)(2)	7,417	1,114,368
Veeco Instruments, Inc.(2)	33,128	574,108
		$85,279,463
Tobacco — 0.3%
Altadis SA(1)	29,497	$1,332,009
Gallaher Group PLC(1)	84,360	1,270,899
Imperial Tobacco Group PLC(1)	46,553	1,384,869
Swedish Match AB(1)	103,749	1,218,095
UST, Inc.	28,896	1,179,824
		$6,385,696
Transport-Services — 1.1%
AP Moller-Maersk A/S(1)	307	$3,164,592
CSX Corp.	11,897	604,011
Deutsche Post AG(1)	284,628	6,860,937
East Japan Railway Co.(1)	50	342,951
FedEx Corp.	28,786	2,976,185
Frontline, Ltd.(1)	32,935	1,249,476
Kinetsu Corp.(1)	91,000	362,945
Nippon Yusen KK(1)	218,000	1,491,715
Ryder System, Inc.	15,960	654,679
Swift Transportation Co., Inc.(2)	50,000	1,015,000
Tobu Railway Co., Ltd.(1)	165,000	863,523
Tomen Corp.(1)(2)	180,000	278,881
Yamato Holdings Co., Ltd.(1)	118,000	1,960,368
		$21,825,263

See notes to financial statements

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Utilities-Electric and Gas — 2.5%
Cinergy Corp.	66,944	$2,842,442
Consolidated Edison, Inc.	10,903	505,136
Enel SPA(1)	1,272,425	9,966,603
Fortum Oyj(1)	55,552	1,037,807
KeySpan Corp.	14,259	508,904
Kyushu Electric Power Co., Inc.(1)	13,400	290,518
Nicor, Inc.	12,565	493,930
NiSource, Inc.	161,910	3,377,443
Peoples Energy Corp.	13,340	467,834
PG&E Corp.	16,823	624,470
PPL Corp.	44,342	1,303,655
Progress Energy, Inc.	142,438	6,255,877
Public Service Enterprise Group, Inc.	56,822	3,691,725
RWE AG(1)	22,826	1,461,911
Scottish and Southern Energy PLC(1)	78,146	1,359,672
Scottish Power PLC(1)	130,404	1,216,064
Suez SA(1)(2)	53,996	637
Suez SA(1)	53,996	1,674,796
Suez SA(1)	171,500	5,317,859
TECO Energy, Inc.	30,971	532,082
Tokyo Electric Power Co., Inc.(1)	57,300	1,392,087
TXU Corp.	87,344	4,383,795
Union Fenosa SA(1)	31,892	1,183,469
Xcel Energy, Inc.	15,922	293,920
		$50,182,636
Utilities-Water — 0.3%
Kelda Group PLC(1)	79,871	$1,061,229
Kurita Water Industries, Ltd.(1)	14,700	279,745
Severn Trent PLC(1)	61,138	1,137,222
United Utilities PLC(1)	110,499	1,270,646
Veolia Environnement(1)	31,200	1,405,968
		$5,154,810
Total Common Stocks (identified cost $1,922,236,130)		$1,985,687,024
Total Investments — 101.0% (identified cost $1,922,236,130)		$1,985,687,024

Covered Call Options Written — (1.2)%
Type of Contract	Number of Contracts	Premium Received	Value
Eurotop 100 Index, Expires 1/17/06, Strike 274.00	25,527	$6,719,983	$(11,945,870)
Nasdaq 100 Index, Expires 1/21/06, Strike 1,710.00	1,410	3,581,736	(366,600)
Nasdaq 100 Index Expires 1/21/06, Strike 1,700.00	1,200	3,868,180	(420,000)
Nikkei Index, Expires 1/21/06, Strike 15,500.00	1,713	3,766,778	(9,306,274)
S & P 500 Index, Expires 1/21/06, Strike 1,265.00	348	590,904	(174,000)
S & P 500 Index, Expires 1/21/06, Strike 1,270.00	1,497	2,622,006	(508,980)
S & P 500 Index, Expires 1/21/06, Strike 1,275.00	1,705	2,921,090	(426,250)
S & P 500 Index, Expires 1/21/06, Strike 1,280.00	1,680	2,275,240	(310,800)

Total Call Options Written (premiums received $26,345,917)	$(23,458,774)
Other Assets, Less Liabilities — 0.2%	$4,391,620
Net Assets — 100.0%	$1,966,619,870

ADR - American Depository Receipt

REITs - Real Estate Investment Trusts

(1)  Foreign security.

(2)  Non-income producing security.

See notes to financial statements

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Country Concentration of Portfolio
Country	Percentage of Total Investments	Value
United States	52.8%	$1,050,124,731
Japan	11.1	221,615,836
United Kingdom	10.9	216,635,110
France	5.1	101,004,151
Switzerland	4.4	86,563,952
Germany	3.9	76,811,318
Netherlands	3.1	60,945,512
Italy	2.1	42,429,492
Spain	2.0	40,315,578
Sweden	0.9	17,824,879
Bermuda	0.8	15,538,269
Finland	0.7	13,595,307
Denmark	0.5	9,557,684
Belgium	0.4	8,350,417
South Africa	0.4	7,065,714
Canada	0.3	5,809,302
Other Countries, less than 0.2% each	0.6	11,499,772
	100.0%	$1,985,687,024

See notes to financial statements

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2005

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2005

Assets
Investments, at value (identified cost, $1,922,236,130)	$1,985,687,024
Cash	4,416,952
Foreign currency, at value (cost, $14,819)	14,752
Receivable from the Investment Adviser	15,000
Dividends and interest receivable	2,607,984
Tax reclaim receivable	18,574
Total assets	$1,992,760,286
Liabilities
Written Options outstanding, at value (premiums received $26,345,917)	$23,458,774
Payable to affiliate for investment advisory fee	1,702,986
Payable to affiliate for Trustees' fees	7,500
Accrued expenses	971,156
Total liabilities	$26,140,416
Net assets applicable to common shares	$1,966,619,870
Sources of Net Assets
Common Shares, $0.01 par value, unlimited number of shares authorized, 105,655,000 shares issued and outstanding	$1,056,549
Additional paid-in capital	1,987,156,666
Accumulated net realized loss (computed on the basis of identified cost)	(87,876,212)
Distributions in excess of net investment income	(45,262)
Net unrealized appreciation (computed on the basis of identified cost)	66,328,129
Net assets applicable to common shares	$1,966,619,870
Net Asset Value Per Common Share
($1,966,619,870 ÷ 105,655,000 common shares issued and outstanding)	$18.61

Statement of Operations

For the Period Ended
December 31, 2005(1)

Investment Income
Dividends (net of foreign taxes, $226,599)	$7,858,008
Interest	524,801
Total investment income	$8,382,809
Expenses
Investment adviser fee	$4,905,263
Trustees' fees and expenses	7,500
Custodian fee	173,826
Printing and postage	75,000
Legal and accounting services	37,876
Transfer and dividend disbursing agent fees	18,002
Organization expenses	15,000
Miscellaneous	11,348
Total expenses	$5,243,815
Deduct — Expense reimbursement	$15,000
Total expense reductions	$15,000
Net expenses	$5,228,815
Net investment income	$3,153,994
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$4,847,119
Written Options	(77,384,520)
Foreign currency transactions	54,098
Net realized loss	$(72,483,303)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$63,450,894
Written options	2,887,143
Foreign currency	(9,908)
Net change in unrealized appreciation (depreciation)	$66,328,129
Net realized and unrealized loss	$(6,155,174)
Net decrease in net assets from operations	$(3,001,180)

(1)  For the period from the start of business, September 30, 2005, to December 31, 2005.

See notes to financial statements

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2005

FINANCIAL STATEMENTS CONT'D

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Period Ended December 31, 2005(1)

From operations — Net investment income	$3,153,994
Net realized loss from investment transactions, written options and foreign currency transactions	(72,483,303)
Net change in unrealized appreciation (depreciation) from investments, written options and foreign currency	66,328,129
Net decrease in net assets from operations	$(3,001,180)
Distributions to common shareholders — From net investment income	$(3,253,354)
From net realized gain	(15,338,811)
Tax return of capital	(28,952,585)
Total distributions to common shareholders	$(47,544,750)
Capital share transactions — Proceeds from sale of common shares(2)	$2,017,915,000
Offering costs	(849,200)
Net increase in net assets from capital share transactions	$2,017,065,800
Net increase in net assets	$1,966,519,870
Net Assets Applicable to Common Shares
At beginning of period	$100,000
At end of period	$1,966,619,870
Distributions in excess of net investment income included in net assets applicable to common shares
At end of period	$(45,262)

(1)  For the period from the start of business, September 30, 2005, to December 31, 2005.

(2)  Proceeds from sales of shares net of sales load paid of $95,085,000.

See notes to financial statements

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the period stated
	Period Ended December 31, 2005(1)(2)
Net asset value — Beginning of period(3)	$19.100
Income (loss) from operations
Net investment income	$0.031
Net realized and unrealized loss	(0.063)
Total loss from operations	$(0.032)
Less distributions to common shareholders
From net investment income	$(0.031)
From net realized gain	$(0.145)
From tax return of capital	$(0.274)
Total distributions to common shareholders	$(0.450)
Common shares offering costs charged to paid-in capital	$(0.008)
Net asset value — End of period	$18.610
Market value — End of period	$17.200
Total Investment Return on Net Asset Value(4)	(0.04)%
Total Investment Return on Market Value(4)	(7.62)%
Ratios/Supplemental Data†
Net assets, end of period (000's omitted)	$1,966,620
Ratios (As a percentage of average net assets):
Net Expenses	1.07	%(5)
Net investment income	0.64	%(5)
Portfolio Turnover	6%

†  The operating expenses of the Fund reflect a reimbursement of organization expenses by the Adviser. Had such action not been taken, the ratios and and net investment income per share would have changed by less than 0.005% and $0.0005, respectively.

(1)  For the period from the start of business, September 30, 2005, to December 31, 2005.

(2)  Computed using average common shares outstanding.

(3)  Net Asset Value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholder from the $20.00 offering price.

(4)  Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported. Total investment return on net asset value and total return on market value are not computed on an annualized basis.

(5)  Annualized.

See notes to financial statements

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund was organized under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated March 30, 2005. The Fund's primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation. In pursuing its investment objectives, the Fund will evaluate returns on an after-tax basis, seeking to minimize and defer shareholder federal income taxes. The Fund will seek to generate current earnings in part by employing an options strategy of writing index call options on at least 80% of the value of the Fund's total assets under normal market conditions. The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments held by the Fund for which valuations or market quotations are unavailable and investments for which the price of the security is not believed to represent its fair market value, are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable income, including any net realized capital gain on investments. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2005, net capital losses of $79,429,648 attributable to security transactions incurred after October 31, 2005, are treated as arising on the first day of the Fund's taxable year ending December 31, 2006.

D  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Realized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

E  Written Options — Upon the writing of a call option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written in accordance with the Fund's policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.

F  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Fund may enter into forward contracts for hedging purposes as well as nonhedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains and losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

G  Offering Costs — Costs incurred by the Fund in connection with the offering of the common shares were recorded as a reduction of capital paid in excess of par applicable to common shares.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

J  Other — Investment transactions are accounted for on a trade date basis. Realized gains and losses are computed on the specific identification of the securities sold.

K  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations. For the period from the start of business, September 30, 2005 to December 31, 2005, there were no credit balances used to reduce the Fund's custodian fee.

2  Distribution to Shareholders

The Fund intends to make quarterly distributions of net investment income and short-term gains in excess of long-term capital losses. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions paid for the period from the start of business, September 30, 2005 to December 31, 2005 was as follows:

Period Ended December 31, 2005
Distributions declared from:
Long-Term Capital Gain	$8,764,442
Ordinary Income	$9,827,723
Return of Capital	$28,952,585

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

During the period from the start of business, September 30, 2005 to December 31, 2005, accumulated net realized loss was increased by $15,392,909, accumulated distributions in excess of net investment income was decreased by $44,345,493 and paid-in capital was decreased by $28,952,585 primarily due to differences between book and tax accounting for investment transactions. This change had no effect on the net assets or the net asset value per share.

As of December 31, 2005, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Unrealized gain	$66,262,941
Other temporary differences	$(87,856,286)

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Fund. Under the advisory agreement, EVM receives a monthly advisory fee in the amount of 1.00% annually of average daily gross assets of the Fund. For the period from the start of business, September 30, 2005 to December 31, 2005, the advisory fee amounted to $4,905,263. Pursuant to sub-advisory agreements, EVM has delegated a portion of the investment management to Parametric Portfolio Associates, LLC (Parametric), an affiliate, and EVM has delegated the investment management of the Fund's options strategy to Rampart Investment Management Company (Rampart). EVM pays Parametric and Rampart a portion of the advisory fee for sub-advisory services provided to the Fund.

EVM has agreed to reimburse the Fund for costs incurred in the Fund's organization. For the period from the start of business, September 30, 2005, to December 31, 2005 EVM will reimburse the Fund $15,000 in organization expenses.

Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the period from the start of business, September 30, 2005, to December 31, 2005, no significant amounts have been deferred.

Certain officers and Trustees of the Fund are officers of the above organization.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $2,039,995,033 and $122,780,115 respectively, for the period from the start of business, September 30, 2005, to December 31, 2005.

5  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of investments owned by the Fund at December 31, 2005, as computed on a federal income tax basis, were as follows:

Federal Income Tax Basis of Investments
Aggregate cost	$1,922,301,318
Gross unrealized appreciation	$117,001,854
Gross unrealized depreciation	(53,616,148)
Net unrealized appreciation	$63,385,706

6  Common Shares of Beneficial Interest

The Declaration of Trust permits the Fund to issue an unlimited number of full and fractional $0.01 par value common shares of beneficial interest. Transactions in common shares were as follows:

Period Ended December 31, 2005(1)
Sales	105,655,000
Net increase	105,655,000

(1)  For the period from the start of business, September 30, 2005, to December 31, 2005.

7  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

and offsetting transactions are considered. A summary of obligations under these financial instruments at December 31, 2005 is as follows:

Written call options activity for the period ended December 31, 2005 was as follows:

	Number of Contracts	Premiums Received
Outstanding, beginning of period	—	$—
Options written	136,992	87,521,348
Options terminated in closing purchase transactions	(101,912)	(61,175,431)
Outstanding, end of period	35,080	$26,345,917

All of the assets of the Fund are subject to segregation to satisfy the requirements of the escrow agent.

At December 31, 2005, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (the "Fund"), including the portfolio of investments as of December 31, 2005, the related statements of operations and the statement of changes in net assets and the financial highlights for the period from the start of business, September 30, 2005, to December 31, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2005, and the results of its operations, the changes in its net assets and its financial highlights for the period from the start of business, September 30, 2005 to December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 17, 2006

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2005

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2006 showed the tax status of all distributions paid to your account in calendar 2005. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations, and the foreign tax credit.

Qualified Dividend Income. The Fund designates approximately $7,249,267, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2005 ordinary income dividends, 36.38% qualifies for the corporate dividends received deduction.

Foreign Tax Credit. For the fiscal year ended December 31, 2005, the Fund paid foreign taxes of $226,599 and recognized foreign source income of $2,765,309.

Capital Gains Dividends. The Fund designates $8,764,442 as a capital gain dividend.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

DIVIDEND REINVESTMENT PLAN

The Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders may elect to have dividends and capital gains distributions automatically reinvested in common shares (the Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate you will receive all distributions in cash paid by check mailed directly to you by PFPC Inc. as dividend paying agent. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Fund's transfer agent, PFPC Inc. or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by the Fund. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquires regarding the Plan can be directed to the Plan Agent, PFPC Inc., at 1-800-331-1710.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:

Shareholder signature  Date

Shareholder signature  Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund
c/o PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027
800-331-1710

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and has no employees.

Number of Shareholders

As of December 31, 2005, our records indicate that there are 46 registered shareholders and 67,033 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
1-800-225-6265

New York Stock Exchange symbol

The New York Stock Exchange Symbol is ETW.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

Prior to approving the (a) investment advisory agreement (the "Advisory Agreement") between Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (the "Fund") and the investment adviser, Eaton Vance Management ("Eaton Vance" or the "Adviser") and (b) investment sub-advisory agreements (the "Sub-Advisory Agreements") between the Fund and Rampart Investment Management Company, Inc. ("Rampart") and Parametric Portfolio Advisors ("Parametric" and together with Rampart, the "Sub-Advisers"), the Special Committee of the Fund's Board of Trustees considered, among other things, the following:

•  A report comparing the fees and expenses of the Fund and certain profitability analyses prepared by Eaton Vance, Rampart and Parametric;

•  Information on the relevant peer group(s) of funds;

•  The economic outlook and the general investment outlook in the relevant investment markets;

•  Eaton Vance's, and Parametric's results and financial condition and the overall organization of the Adviser and the Sub-Adviser;

•  Eaton Vance's and Rampart's results and financial condition and the overall organization of the Adviser and the Sub-Adviser;

•  Arrangements regarding the distribution of Fund shares;

•  The procedures used to determine the fair value of the Fund's assets;

•  The allocation of brokerage and the benefits received by the Adviser and the Sub-Advisers as the result of brokerage allocation, including allocations to soft dollar brokerage and allocations to firms that sell Eaton Vance fund shares;

•  Eaton Vance's management of the relationship with the custodian, subcustodians and fund accountants;

•  The resources devoted to Eaton Vance's compliance efforts undertaken on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

•  Parametric's compliance efforts with respect to the accounts it manages;

•  Rampart's compliance efforts with respect to the accounts it manages;

•  The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates and by Parametric and Rampart;

•  The terms of the Advisory Agreement and the Sub-Advisory Agreements, and the reasonableness and appropriateness of the particular fee paid by the Fund for the services described therein;

•  Operating expenses (including transfer agency expenses) to be paid to third parties; and

•  Information to be provided to investors, including the Fund's shareholders.

In evaluating the Advisory Agreement between the Fund and Eaton Vance, the Sub-Advisory Agreement between the Adviser and Parametric, and the Sub-Advisory Agreement between the Adviser and Rampart, the Special Committee reviewed material furnished by Eaton Vance, Rampart and Parametric at the initial Board meeting held on April 18, 2005, including the above referenced considerations and information relating to the education, experience and number of investment professionals and other personnel who would provide services under the Advisory Agreement and under the Sub-Advisory Agreements. The Special Committee also took into account the time and attention to be devoted by senior management to the Fund

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS CONT'D

and the other funds in the complex. The Special Committee evaluated the level of skill required to manage the Fund and concluded that the human resources available at Eaton Vance were appropriate to fulfill effectively the duties of the Adviser on behalf of the Fund. The Special Committee also considered the business reputation of the Adviser, its financial resources and professional liability insurance coverage and concluded that Eaton Vance would be able to meet any reasonably foreseeable obligations under the Advisory Agreement. The Special Committee also considered the business reputations of Parametric and Rampart, Parametric's and Rampart's respective investment strategies and their past experience in implementing these strategies.

The Special Committee received information concerning the investment philosophy and investment process to be applied by Eaton Vance, Rampart and Parametric in managing the Fund. In this regard, the Special Committee considered Eaton Vance's in-house research capabilities as well as other resources available to Eaton Vance personnel, including research services that may be available to Eaton Vance as a result of securities transactions effected for the Fund and other investment advisory clients. The Special Committee concluded that Eaton Vance's, Parametric's and Rampart's investment process, research capabilities and philosophy were well suited to the Fund, given the Fund's investment objective and policies.

In addition to the factors mentioned above, the Special Committee also reviewed the level of the Adviser's profits in respect of the management of the Eaton Vance funds, including the Fund. The Special Committee considered the other profits realized by Eaton Vance and its affiliates in connection with the operation of the Fund. The Special Committee also considered profit margins of Eaton Vance in comparison with available industry data. In addition, the Special Committee considered the fiduciary duty assumed by the Adviser in connection with the service rendered to the Fund and the business reputation of the Adviser, its financial resources and its professional liability insurance coverage. In evaluating the fees to be paid to Parametric and Rampart, the Special Committee considered and discussed fees paid to other investment sub-advisers in similar circumstances, as well as fees charged by Parametric and Rampart to their other clients.

The Special Committee did not consider any single factor as controlling in determining whether or not to approve the Advisory Agreement and the Sub-Advisory Agreements. Nor are the items described herein all encompassing of the matters considered by the Special Committee. In assessing the information provided by Eaton Vance, Parametric, Rampart and their affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of all factors that it deemed material and assisted by the advice of its independent counsel, the Special Committee concluded that the approval of the Advisory Agreement and the Sub-Advisory Agreements, including the fee structure (described herein) is in the interests of shareholders. The Special Committee also considered that the Adviser would enter into a Shareholder Servicing Agreement with UBS Securities LLC, whereby the Adviser (and not the Fund) would pay UBS Securities LLC to provide upon request certain market data and reports to support shareholder services pursuant to the agreement.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (the Fund) are responsible for the overall management and supervision of the Fund's affairs. The Trustees and Officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and Officers of the Fund hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee and Vice President	Until 2006. 3 years. Since 2005	Chairman, President and Chief Executive Officer of BMR, EVM and EV; Chairman and Chief Executive Officer of EVC; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 161 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Fund.	161	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Until 2006. 3 years. Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	152	None

Samuel L. Hayes, III 2/23/35	Trustee and Chairman of the Board	Until 2006. 3 years. Since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company) (since 2000).	161	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Until 2007. 3 years. Since 2005	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2005). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	161	None

Ronald A. Pearlman 7/10/40	Trustee	Until 2007. 3 years. Since 2005	Professor of Law, Georgetown University Law Center (since 1999). Formerly, Tax Partner, Covington & Burling, Washington, DC (1991-2000).	161	None

Norton H. Reamer 9/21/35	Trustee	Until 2008. 3 years. Since 2005	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003). Formerly, Chairman of the Board, United Asset Management Corporation (a holding company owning institutional investment management firms) and Chairman, President and Director, UAM Funds (mutual funds) (1980-2000).	161	None

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Lynn A. Stout 9/14/57	Trustee	Until 2008. 3 years. Since 2005	Professor of Law, University of California at Los Angeles School of Law (since July 2001). Formerly, Professor of Law, Georgetown University Law Center.	161	None

Ralph F. Verni 1/26/43	Trustee	Until 2008. 3 years. Since 2005	Consultant and private investor (since 2000). Formerly, President and Chief Executive Officer, Redwood Investment Systems, Inc. (software developer) (2000). Formerly, President and Chief Executive Officer, State Street Research & Management (investment advisor), SSRM Holdings (parent of State Street Research & Management), and SSR Realty (institutional realty manager) (1992-2000).	152	Director of W.P. Carey & Company LLC (manager of real estate investment trusts)

Principal Officers who are not Trustees

Name and Date of Birth	Position with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Duncan W. Richardson 10/26/57	President	Since 2005	Senior Vice President and Chief Equity Investment Officer of EVM and BMR and Executive Vice President of EVC. Officer of 51 registered investment companies managed by EVM or BMR.

Thomas E. Faust Jr. 5/31/58	Vice President	Since 2005	Executive Vice President of EVM, BMR and EV; Chief Investment Officer of EVM and BMR and President and Director of EVC. Chief Executive Officer of Belair Capital Fund LLC, Belcrest Capital Fund LLC, Belmar Capital Fund LLC, Belport Capital Fund LLC and Belrose Capital Fund LLC (private investment companies sponsored by EVM). Officer of 65 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Cliff Quisenberry, Jr. 1/1/65	Vice President	Since 2005	Vice President and Global Portfolio Manager of Parametric Portfolio Associates ("Parametric"). Officer of 5 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President	Since 2005	Director of Equity Research and a Vice President of EVM and BMR. Officer of 31 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 161 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 2005	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 161 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2005	Vice President of EVM and BMR. Officer of 161 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund's Annual CEO Certification certifying as to compliance with NYSE's Corporate Governance Listing Standards was submitted to the Exchange on September 13, 2005. The Fund has also filed its CEO and CFO certifications required by Section 302 of the Sarbanes-Oxley Act with the SEC as an exhibit to its most recent Form N-CSR.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

MANAGEMENT AND ORGANIZATION CONT'D

Portfolio Management

EVM is investment adviser to the Fund. EVM has engaged its affiliate, Parametric Portfolio Associates LLC ("Parametric"), as a sub-adviser to the Fund responsible for structuring and managing the Fund's common stock portfolio, including tax-loss harvesting and other tax-management techniques. In addition, EVM has engaged Rampart Investment Management Company, Inc. ("Rampart") to serve as a sub-adviser to the Fund to provide advice on and execution of the Fund's options strategy.

Walter A. Row and other EVM investment professionals comprise the investment team responsible for managing the Fund's overall investment program, providing the sub-advisers with research support and supervising the performance of the sub-advisers. Mr. Row is the portfolio manager responsible for the day-to-day management of EVM's responsibilities with respect to the Fund's investment portfolio. Biographical information about Mr. Row is provided in the table above.

David Stein, Ph.D., and Thomas Seto are the Parametric portfolio managers responsible for the day-to-day management of the Fund's common stock portfolio. Mr. Stein is Managing Director and Chief Investment Officer at Parametric, where he leads the investment, research and technology activities. Prior to joining Parametric, Mr. Stein held senior research, development and portfolio management positions at GTE Investment Management Corp, the Vanguard Group and IBM Retirement Funds. Mr. Seto is a Vice President and the Director of Portfolio Management at Parametric where he is responsible for all portfolio management, including taxable, tax-exempt, quantitative-active and international strategies. Prior to joining Parametric, Mr. Seto served as the Head of U.S. Equity Index Investments at Barclays Global Investors.

Ronald M. Egalka is responsible for the development and implementation of Rampart's options strategy utilized in managing the Fund. Mr. Egalka has been with Rampart since 1983 and is its President and CEO.

The following tables show, as of the Fund's most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee*
Walter A. Row
Registered Investment Companies	6	$5,342.7	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
David Stein
Registered Investment Companies	3	$3,635.0	0	$0
Other Pooled Investment Vehicles	9	$1,324.0	0	$0
Other Accounts	6,924	$10,875.0	0	$0
Thomas Seto
Registered Investment Companies	3	$3,635.0	0	$0
Other Pooled Investment Vehicles	9	$1,324.0	0	$0
Other Accounts	6,924	$10,875.0	0	$0
Ronald M. Egalka
Registered Investment Companies	5	$5,340.8	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	447	$1,342.3	0	$0

*In millions of dollars. For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

MANAGEMENT AND ORGANIZATION CONT'D

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund's most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
Walter A. Row	$10,001 - $50,000
David Stein	None
Thomas Seto	None
Ronald M. Egalka	$10,001 - $50,000

Potential for Conflicts of Interest. The portfolio managers manage multiple investment portfolios. Conflicts of interest may arise between a portfolio manager's management of the Fund and his management of these other investment portfolios. Potential areas of conflict may include allocation of a portfolio manager's time, investment opportunities and trades among investment portfolios, including the Fund, personal securities transactions and use of Fund portfolio holdings information. In addition, some investment portfolios may compensate the investment adviser or sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time and investment opportunities. EVM and each sub-adviser have adopted policies and procedures that they believe are reasonably designed to address these conflicts. There is no guarantee that such policies and procedures will be effective or that all potential conflicts will be anticipated.

Portfolio Manager Compensation Structure

EVM

Compensation of EVM's portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC's nonvoting common stock and/or restricted shares of EVC's nonvoting common stock. EVM's investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all EVM's employees. Compensation of EVM's investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund's success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers' performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

MANAGEMENT AND ORGANIZATION CONT'D

based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM's portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Parametric

Compensation of Parametric portfolio managers and other investment professional has three primary components: (1) a base salary, (2) a quarterly cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC's nonvoting common stock. Parametric investment professionals also receive certain retirement, insurance and other benefits that are broadly available to Parametric employees. Compensation of Parametric investment professionals is reviewed primarily on an annual basis. Stock-based compensation awards and adjustments in base salary and bonus are typically paid and/or put into effect at or shortly after calendar year-end.

Method Parametric uses to Determine Compensation. Parametric seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The performance of portfolio managers is evaluated primarily based on success in achieving portfolio objectives for managed funds and accounts. The compensation of portfolio managers with other job responsibilities (such as product development) will include consideration of the scope of such responsibilities and the managers' performance in meeting them.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Parametric and EVC, its parent company. Cash bonuses are determined based on a target percentage of Parametric profits. While the salaries of Parametric portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate substantially from year to year, based on changes in financial performance and other factors.

Rampart

The identified Rampart portfolio manager is a founding shareholder of Rampart. The compensation of the portfolio manager has two primary components: (1) a base salary, and (2) an annual cash bonus. There are also certain retirement, insurance and other benefits that are broadly available to all Rampart employees. Compensation of Rampart investment professionals is reviewed primarily on an annual basis. Cash bonuses and adjustments in base salary are typically paid or put into effect at or shortly after the June 30 fiscal year-end of Rampart.

Rampart compensates its founding shareholders, including the identified portfolio manager, based primarily on the scale and complexity of their responsibilities. The performance of portfolio managers is evaluated primarily based on success in achieving portfolio objectives for managed funds and accounts. Rampart seeks to compensate all portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. This is reflected in the founding shareholders/identified portfolio manager's salaries.

Salaries and profit participations are also influenced by the operating performance of Rampart. While the salaries of Rampart's founding shareholders/identified portfolio manager are comparatively fixed, profit participations may fluctuate substantially from year to year, based on changes in financial performance.

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Investment Adviser of Eaton Vance Tax-Managed
Global Buy-Write Opportunities Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Sub-Advisers of Eaton Vance Tax-Managed
Global Buy-Write Opportunities Fund
Parametric Portfolio Associates

1151 Fairview Avenue N.
Seattle, WA 98109

Rampart Investment Management Company, Inc.

One International Place
Boston, MA 02110

Administrator of Eaton Vance Tax-Managed
Global Buy-Write Opportunities Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

2552-2/06   CE-TMGBWOFSRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts. Mr. Park is a certified public accountant who is the President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm). Previously, he served as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms). Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration. Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company). Formerly, Mr. Reamer was Chairman of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s initial fiscal period from September 30, 2005 until December 31, 2005 by the Fund’s principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during such period.

Fiscal Years Ended	12/31/05

Audit Fees	$32,870

Audit-Related Fees(1)	$15,000

Tax Fees(2)	$6,405

All Other Fees(3)

Total	$54,275

(1)                                  Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees and specifically include fees for the performance of certain agreed-upon procedures relating to the registrant’s auction preferred shares.

(2)                                  Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other tax related compliance/planning matters.

(3)                                  All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by the registrant’s principal accountant for the registrant’s initial fiscal period ended December 31, 2005; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance organization for the registrant’s principal accountant for the same time periods.

Fiscal Years Ended	12/31/05

Registrant	$21,405

Eaton Vance(1)	$179,500

(1) Eaton Vance Management, a subsidiary of Eaton Vance Corp., acts as the registrant’s investment adviser and administrator.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. Norton H. Reamer (Chair), Samuel L. Hayes, III, William H. Park, Lynn A. Stout and Ralph E. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. The investment adviser will generally support company management on proposals relating to environmental and social policy issues, on matters regarding the state of organization of the company and routine matters related to corporate administration which are not expected to have a significant economic impact on the company or its shareholders. On all other matters, the investment adviser will review each matter on a case-by-case basis and reserves the right to deviate from the Policies’ guidelines when it believes the situation warrants such a deviation. The Policies include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to members of senior management of the investment adviser identified in the Policies. Such members of senior management will determine if a conflict exists. If a conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Portfolio Management

EVM is investment adviser to the Fund. EVM has engaged its affiliate, Parametric Portfolio Associates LLC (“Parametric”), as a sub-adviser to the Fund responsible for structuring and managing the Fund’s common stock portfolio, including tax-loss harvesting and other tax-management techniques. In addition, EVM has engaged Rampart Investment Management Company, Inc. (“Rampart”) to serve as a sub-adviser to the Fund to provide advice on and execution of the Fund’s options strategy.

Walter A. Row and other EVM investment professionals comprise the investment team responsible for managing the Fund’s overall investment program, providing the sub-advisers with research support and supervising the performance of the sub-advisers. Mr. Row is the portfolio manager responsible for the day-to-day management of EVM’s responsibilities with respect to the Fund’s investment portfolio. Biographical information about Mr. Row is provided in the table above. This information is provided as of the date of this filing on the report.

David Stein, Ph.D., and Thomas Seto are the Parametric portfolio managers responsible for the day-to-day management of the Fund’s common stock portfolio. Mr. Stein is Managing Director and Chief Investment Officer at Parametric, where he leads the investment, research and technology activities. Prior to joining Parametric, Mr. Stein held senior research, development and portfolio management positions at GTE Investment Management Corp, the Vanguard Group and IBM Retirement Funds. Mr. Seto is a Vice President and the Director of Portfolio Management at Parametric where he is responsible for all portfolio management, including taxable, tax-exempt, quantitative-active and international strategies. Prior to joining Parametric, Mr. Seto served as the Head of U.S. Equity Index Investments at Barclays Global Investors. This information is provided as of the date of this filing on the report.

Ronald M. Egalka is responsible for the development and implementation of Rampart’s options strategy utilized in managing the Fund. Mr. Egalka has been with Rampart since 1983 and is its President and CEO. This information is provided as of the date of this filing on the report.

The following tables show, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee*
Walter A. Row
Registered Investment Companies	6	$5,342.7	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
David Stein
Registered Investment Companies	3	$3,635.0	0	$0
Other Pooled Investment Vehicles	9	$1,324.0	0	$0
Other Accounts	6,924	$10,875.0	0	$0
Thomas Seto
Registered Investment Companies	3	$3,635.0	0	$0
Other Pooled Investment Vehicles	9	$1,324.0	0	$0
Other Accounts	6,924	$10,875.0	0	$0
Ronald M. Egalka
Registered Investment Companies	5	$5,340.8	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	447	$1,342.3	0	$0

*In millions of dollars. For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
Walter A. Row	$10,001 - $50,000
David Stein	None
Thomas Seto	None
Ronald M. Egalka	$10,001 - $50,000

Potential for Conflicts of Interest. The portfolio managers manage multiple investment portfolios. Conflicts of interest may arise between a portfolio manager’s management of the Fund and his management of these other investment portfolios. Potential areas of conflict may include allocation of a portfolio manager’s time, investment opportunities and trades among investment portfolios, including the Fund, personal securities transactions and use of Fund portfolio holdings information. In addition, some investment portfolios may compensate the investment adviser or sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time and investment opportunities. EVM and each sub-adviser have adopted policies and procedures that they believe are reasonably designed to address these conflicts. There is no guarantee that such policies and procedures will be effective or that all potential conflicts will be anticipated.

Portfolio Manager Compensation Structure

EVM

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Parametric

Compensation of Parametric portfolio managers and other investment professional has three primary components: (1) a base salary, (2) a quarterly cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock. Parametric investment professionals also receive certain retirement, insurance and other benefits that are broadly available to Parametric employees. Compensation of Parametric investment professionals is reviewed primarily on an annual basis. Stock-based compensation awards and adjustments in base salary and bonus are typically paid and/or put into effect at or shortly after calendar year-end.

Method Parametric uses to Determine Compensation. Parametric seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The performance of portfolio managers is evaluated primarily based on success in achieving portfolio objectives for managed funds and accounts. The compensation of portfolio managers with other job responsibilities (such as product development) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Parametric and EVC, its parent company. Cash bonuses are determined based on a target percentage of Parametric profits. While the salaries of Parametric portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate substantially from year to year, based on changes in financial performance and other factors.

Rampart

The identified Rampart portfolio manager is a founding shareholder of Rampart. The compensation of the portfolio manager has two primary components: (1) a base salary, and (2) an annual cash bonus. There are also certain retirement, insurance and other benefits that are broadly available to all Rampart employees. Compensation of Rampart investment professionals is reviewed primarily on an annual basis. Cash bonuses and adjustments in base salary are typically paid or put into effect at or shortly after the June 30 fiscal year-end of Rampart.

Rampart compensates its founding shareholders, including the identified portfolio manager, based primarily on the scale and complexity of their responsibilities. The performance of portfolio managers is evaluated primarily based on success in achieving portfolio objectives for managed funds and accounts. Rampart seeks to compensate all portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. This is reflected in the founding shareholders/identified portfolio manager’s salaries.

Salaries and profit participations are also influenced by the operating performance of Rampart. While the salaries of Rampart’s founding shareholders/identified portfolio manager are comparatively fixed, profit participations may fluctuate substantially from year to year, based on changes in financial performance.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not required in this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

Effective February 7, 2005, the Governance Committee of the Board of Trustees revised the procedures by which a Fund’s shareholders may recommend nominees to the registrant’s Board of Trustees to add the following (highlighted):

 The Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder of a Fund if such recommendation contains  (i)sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund). Shareholders shall be directed to address any such recommendations in writing to the attention of the Governance Committee, c/o the Secretary of the Fund. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)                       Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)                   Treasurer’s Section 302 certification.

(a)(2)(ii)                  President’s Section 302 certification.

(b)                           Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	February 16, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	February 16, 2006

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	February 16, 2006